Investment Thesis FINANCIAL DATA AS OF March 31, 2021 DATED: May 5, 2021 Exhibit 99.1

Executive Summary Slides 3-16

3 Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties, such as statements about the potential impacts of the COVID-19 pandemic. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business(including developments and volatility arising from the COVID-19 pandemic); competition; heightened regulatory and governmental oversight and scrutiny of Old National’s business practices; current, pending or future government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the anticipated impact from the ONB Way strategic plan that may differ from current estimates; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the CECL standard as well as changes to address the impact of COVID-19; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

4 • • • 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended March 31, 2021 Market data as of May 4, 2021 $ in millions, except as noted Headquarters Evansville, IN Market Cap $3,214 P/ TBV 169% Dividend Yield 2.9% LTM Average Daily Volume (Actual) 744,483 Total Assets $23,744 Wealth Assets Under Management $18,533 1Q21 ROAA As Reported/ Adjusted1 1.49%/ 1.49% 1Q21 ROATCE As Reported/ Adjusted1 18.88%/ 18.79% Loans to Total Deposits 78.3% Cost of Total Deposits 0.07% Return on Risk Weighted Assets 2.24% Tangible Book Value $11.47 Noninterest Income/ Total Revenue (FTE) $27.2 Efficiency Ratio As Reported/ Adjusted1 55.57%/54.25% Net Charge Offs (Recoveries)/ Average Loans 0.00% 90+ Day Delinquent Loans 0.00% Non-Performing Loans/ Total Loans 1.13% Tangible Common Equity to Tangible Assets 8.38%

Old National's Footprint



Minnesota
St. Paul
Minneapolis
Wisconsin
Appleton
Madison
Milwaukee
Michigan
Grand Rapids
Chicago
Illinois
Indiana
Fort Wayne
Champaign
Springfield
Indianapolis
Kansas City
St. Louis
Jefferson City
Missouri
Evansville
Louisville
Kentucky
Wisconsin
$1.4 billion deposits
8% of total franchise
Michigan
$1.6 billion deposits
10% of total franchise
Minnesota
$3.8 billion deposits
23% of total franchise
Indiana[1]
$8.6 billion deposits
53% of total franchise
Kentucky
$1.0 billion deposits
6% of total franchise

Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2020

[1] Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border

OLD NATIONAL BANCORP 5

6 Source: S&P Global Market Intelligence, based on MSAs Loans & Deposits in millions Excludes PPP Median Household Income 2021 (000s) Projected Household Income Change 2021-2026 Projected Population Change 2021-2026 Average of ONB Footprint Average of ONB Footprint Average of ONB Footprint $2,442 $1,144 $652 $548 $723 $756 $537 $278 $235 $3,869 $1,693 $878 $854 $266 $218 $360 $409 $61 Minneapolis, MN Indianapolis, IN Madison, WI Ann Arbor, MI Louisville, KY Milwaukee, WI Grand Rapids, MI Ft. Wayne, IN Lexington, KY Loans Deposits

7 The Old National Proposition Granular & Diversified Loan Portfolio Average Commercial & Industrial loan size ~$259,000 and average Commercial Real Estate loan size ~$853,000; diversified by product type with no significant industry concentrations; primarily to clients within the Old National footprint Strong Credit Culture and Lower Risk Model Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Quality Low-Cost Deposit Base Low loans to deposits ratio of 78%; Below peer cost of total deposits (7 bps) Proven Acquirer Successfully executed and integrated 11 acquisitions since 2011 while the ONB Way provides a streamlined operating model and scalability for future M&A opportunities Old National is a leading commercially-oriented regional bank with a distinctive client-centric value proposition based on strong relationships, streamlined operating model, and an exceptional work environment that empowers our team members to deliver their best

8 Source: S&P Global Market Intelligence $ in millions unless noted otherwise $5,447 $7,279 $17,775 $47 $40 $110 2007 2012 1Q21 $7,846 $9,544 $23,744 $3.15 $3.56 $9.69 2007 2012 1Q21 193 215 725 2007 2012 1Q21 (C&I = 36) (C&I = 40) (C&I = 139) $521 $579 $1,840 $274 $295 $1,023 2007 2012 1Q21 Key market expansions in Minnesota (2017/2018), Wisconsin (2016), Michigan (2014/2015)

9 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 1Q21 Noninterest-bearing Interest-bearing $ in billions Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group As of 3/31/2021 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 1Q21 ONB Peer Median

10 1,2 $ in billions As of 3/31/2021 1 Includes loans held for sale 2 Excludes PPP Loans 2012Y2013Y2014Y2015Y2016Y2017Y2018Y2019Y2020Y 1Q21 C&I CRE Consumer Covered Loans

11 ONB Peer Average Banks $10B - $50B Peer Group data per S&P Global Market Intelligence as of 12/31/2020 - See Appendix for definition of Peer Group 1 Excludes loans held for sale & PPP ; 2 Source: Regulatory Call Report 3 Full Years 2006-2020, includes banks with 15-years of NCO’s 226% 203% 215%CRE/ Total RBC 3-Year 15-Year³ ONB Peer Average Banks $10B-$50B

12 In-house lending limits conservative relative to ONB’s legal lending limit of $301mm per borrower $ in millions 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 0 – Investment Grade $75.0 1 – Minimal Risk $65.0 2 – Modest Risk $57.5 3 – Average Risk $50.0 4 – Monitor $40.0 5 – Weak Monitor $30.0 6 – Watch $15.0 Borrower Asset Quality Rating (Risk Grades) 7 – Criticized (Special Mention) 8 – Classified (Problem) 9 – Nonaccrual

13 Board authorization of up to $100mm in stock to be repurchased, as conditions warrant, through January 31, 2022 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 1Q20 4Q20 1Q21 Tangible Common Equity to Tangible Assets1 1Q20 4Q20 1Q21 Tangible Common Book Value1

14 Old National’s newly issued Environment, Social and Governance (ESG) Report showcases our commitment to: • • • • • • To view ONB’s ESG Report and Sustainability Accounting Standards Board (SASB) Report, go to oldnational.com/esg

15

16

Financial Details FINANCIAL DATA AS OF March 31, 2021 DATED: May 5, 2021

18 • End of period commercial loans (excluding PPP) increase +2.6% annualized; $718mm production • End of period total deposits $812.3mm increase + 19% annualized • Allowance for credit losses recapture of $17.4mm net recoveries of $5 thousand • Net interest income (excluding PPP impact) stable excluding impact of fewer days • Growth in Wealth assets under management led to an increase in revenue • Seasonally strong mortgage banking revenue • Adj noninterest expense1 decline better than projected 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation $0.52/ $86.8mm $0.52/ $86.4mm $91.3mm +18% YoY 18.79% +919 bps 54.3%

19 Change vs. 1Q21 4Q20 1Q20 annualized growth 3.6% annualized growth 19.1% Net income $86.8 $12.7 $64.2 Earnings per diluted share $0.52 $0.08 $0.39 Adjusted earnings per diluted share1 $0.52 $0.06 $0.27 • Allowance for credit losses decreased $17.4mm • Net recoveries/charge-offs $0mm $ in millions, except per-share data 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation • PPP fees/interest decreased $10.1mm • Seasonally strong total commercial production of $718mm • Increase in PPP balances of $181mm • Capital Markets income decreased $2.8mm • Gains on sales of debt securities increased $1.8mm • Noninterest-bearing checking and savings growth • Current FTE tax rate of 19.6% • Reduction in incentives, professional fees and provision for unfunded commitments

20 • Adjusted Positive operating leverage continues • 919 bps Y/Y improvement • Adjusted pre-provision net revenue increased 18% YoY • Improvement driven by successful execution of our stated strategy • Strong commercial loan production • Improved fee income • Low-cost core deposit funding • Strong expense management $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 1Q20 2Q20 3Q20 4Q20 1Q21 Adjusted Pre-Provision Net Revenue 1Q20 1Q21 Adjusted total revenue1 $199.4 $206.3 Adjusted noninterest expense1 $122.0 $115.0 Basis point change in adj. total revenue 345 Basis point change in adj. noninterest exp. (574) Adjusted Operating Leverage 919

21 4.35% 3.96% 3.81% 3.73% 3.58% Total Loans Earning Asset Mix2 • Commercial production of $718mm • Average new production size ~$1mm • Commercial pipeline at quarter end of $2.6bn • Line utilization decreased 2.3% • - 13 bps loan coupons/mix/volume • - 2 bp accretion income • Commercial and industrial: 3.08% • Commercial real estate: 2.80% • 75% of commercial production is floating rate • Residential real estate: 2.93% • Duration of 4.62 vs. 4.08 in 4Q20 • 1Q21 yield was 2.23% • 1Q21 new money yield was 1.35% $ in millions 1 Includes loans held for sale 2 Excludes PPP Loans 2

22 • 1Q21 total deposit costs of 7 bps • Total interest-bearing liabilities costs were 32 bps, down 3 bps from 4Q20 $ in millions Total Deposits Average Balances Period-End Balances

23 3.84% 3.46% 3.16% 3.31% 3.26% 2.94% 0.73% 0.35% 0.32% 1Q20 2Q20 3Q20 4Q20 1Q21 • Net interest income (excluding PPP) decreased $2.9mm • PPP 1% coupon + fees • $10.1mm decrease to NII • 16 bps decrease to NIM • NIM decreased 32 bps vs. 4Q20 • - 9 bps asset yields • - 4 bps # of days • - 4 bps excess cash • + 2 bps funding costs • - 1 bp accretion • - 16 bps PPP $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Net Interest Income Accretion Income PPP Interest/Fees Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Net Interest Margin Net Interest Margin

24 • 1Q21 adjusted noninterest income • $2.8mm decrease in capital markets income • Mortgage activity • 1Q21 production was $518mm • 40% purchase / 60% refi • 66% sold in secondary market • Quarter-end pipeline at $412mm $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product 1Q20 2Q20 3Q20 4Q20 1Q21 Adjusted Noninterest Income1 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other

25 • 1Q21 adjusted noninterest expense • Reduction in incentives, professional fees and provision for unfunded commitments • 1Q21 adjusted efficiency ratio of 54.3% • 506 bps improvement from 1Q20 • 1Q21 charges were $1.5mm $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 1Q20 2Q20 3Q20 4Q20 1Q21 Adjusted Noninterest Expense1 Salary & Employee Benefits Occupancy Data Processing/Communication Other

26$ in millions 1 Net of unearned fees 4Q20 Round 1 Forgiveness/Paydowns Round 2 Production 1Q21 Paycheck Protection Program Balances1 • $7.1mm from Round 1 • $22.2mm from Round 2

Credit


30+ Day Delinquency
0.50%
0.45%
0.49%
0.46%
0.51%
0.42%
0.31%
0.43%
0.38%
0.40%
0.25%
0.15%
0.12%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
1Q21
ONB
Peer Avg


Net Charge-offs
0.16%
0.20%
0.17%
0.21%
0.22%
0.22%[1]
-0.02%
0.04%
0.03%
0.02%
0.05%
0.02%
0.00%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
1Q21
ONB
Peer Avg


Non-Performing Loans
2.11%
1.62%
1.30%
1.43%
1.19%
1.20%
1.14%
1.02%
1.03%
0.96%
0.81%
0.75%
0.98%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
1Q21
ONB
Peer Avg


Net Charge-offs / NPL's
13.67%
16.94%
16.43%
24.74%
28.41%
20.89%[1]
-1.05%
2.32%
1.71%
1.08%
3.86%
1.80%
-0.01%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
1Q21
ONB
Peer Avg

Peer Group data per S&P Global Market Intelligence as of 12/31/2020- See Appendix for definition of Peer Group
[1] 2020Y excludes Hancock Whitney

OLD NATIONAL BANCORP

27

281 Excludes loans held for sale $ in millions Allowance 12/31/2020 Economic Forecast Portfolio Changes Qualitative Factors Allowance 3/31/2021 Allowance for Credit Losses • Commercial Asset Quality Ratings • Consumer Credit Bureau Score • Loan To Value • Portfolio segment • Seasoning 1/1/2020 1Q20 4Q20 1Q21 Allowance to Total Loans1 ACL Allowance to Total Loans Allowance to Total Loans (less PPP) • $45.9mm remaining as of 3/31/2021 1Q21 2Q21 2021 2022 2023 2024 GDP Change 5.0% 6.2% 5.7% 5.7% 2.6% 2.4% Unemployment Rate 6.3% 6.0% 5.7% 4.3% 4.0% 3.9% BBB Spread/10Y Treasury 2.2% 2.1% 2.2% 2.5% 2.6% 2.6%

29 Category Outlook Commercial Loans Healthy pipeline heading into 2Q with $623mm in the accepted category; Round 1 PPP runoff continues; Round 2 PPP forgiveness/runoff expected to be concentrated in late 2021 Net Interest Margin Net interest income should remain stable given expected earning asset growth and reduced funding costs; FTE NIM, excluding accretion income, under pressure from excess liquidity; timing of remaining PPP fees will coincide with timing of loan forgiveness Noninterest Income Mortgage and wealth revenue should remain strong but subject to industry trends; strong commercial activity should support capital markets revenue; deposit service charges remain under pressure given government stimulus; all other fee lines expected to be stable in the near term Noninterest Expense Noninterest expenses, excluding ONB Way charges and tax credit amortization, should increase in 2Q given annual merit increases; do not anticipate recapture of provision for unfunded commitments to continue Capital and Liquidity Strong capital position validated by internal stress test model; liquidity position remains strong with a low loan to deposit ratio of 78%; confident with ability to out earn our current dividend Tax Rate/Credit Expect 2021 tax credit amortization of $5mm; FY2021 tax rates expected to be ~20% FTE and ~15% GAAP

Appendix

31 $ in millions 1 Projections are updated quarterly, assumes no prepayments and are subject to change 2 Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non- GAAP reconciliation Manageable declines in purchase accounting impact expected in future periods Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Accretion as a % of Adjusted Total Revenue2 2016 2017 2018 2019 2020 2021 2022 2023 Projected Accretion Income 2016 2017 2018 2019 2020 2021 2022 2023 Projected Remaining Discount

321 Includes loans held for sale $ in millions Data as of 3/31/2021 Excludes PPP Loans % of Industry Balance Total Loans Exposure CRE - Senior Housing $277 2.2% $298 Restaurants $216 1.7% $235 Arts/Entertainment $145 1.1% $184 Hotels $104 0.8% $106 C&I - Retail $88 0.7% $252 Oil/Gas $55 0.4% $122 Total $885 6.9% $1,197

33 Fixed 55% Variable 40% Floating 5% Noninterest- bearing 34% CDs (Maturing/ Repricing ≤ 1-Year) 4% Other Interest- bearing 62% Year 1&2 NII Impact vs Rates Unchanged $25.0 2.3% $(31.9) -3.0% +50 bps Parallel Shock -50 bps Parallel Shock • 45% of loans are variable/floating-rate1 • $400mm of downrate asset hedges with a weighted average 1-month LIBOR strike of 1.84% • Strong deposit franchise and disciplined pricing • 1Q21 total cost of deposits was 7 bps, improving 2 bps from 4Q20 • $750mm in time deposits scheduled to mature within next 12 months, further reducing costs • Experienced only an 18% deposit beta during the last rate hike cycle • Liquid investment portfolio of $6.9bn • Net unrealized pre-tax gain of $63.9mm • Duration of 4.62 years and estimated NTM cash flows of $996mm • $885mm of pay-fixed, receive-float interest rate swaps on investment securities Disciplined balance sheet management and well-positioned to both defend margin against lower rates and benefit from higher rates Loans1 Deposits 1 Excludes PPP loans Total interest-bearing deposit beta assumptions in rising interest rate scenarios are approximately 32%. Rates are floored at 0.00% in the -50 bps scenario.

34 • Stock ownership guidelines have been established for named executive officers as follows: • As part of Old National’s Proxy filed March 8, 2021, each named executive officer has met their stock ownership requirement Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares

35 • Tied to long term shareholder value Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Proxy 5 Performance-based (50% TSR & 50% ROATCE) 75% Service-based 25% Proxy 5

Board of Directors

Director	Market	Background
Andrew E. Goebel	Evansville, IN	34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation
Jerome F. Henry Jr.	Ft. Wayne, IN	Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972
Daniel S. Hermann	Evansville, IN	Founder of AmeriQual Group, LLC, where he served as CEO from 2005 to 2015; Founding partner of Lechwe Holdings LLC; Over 20 years of management experience with Black Beauty Coal Company
Ryan C. Kitchell	Indianapolis, IN	Former Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels
Phelps L. Lambert	Henderson, KY	Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company
Austin M. Ramirez	Waukesha, WI	President and CEO of Husco International, a global engineering and manufacturing company
James C. Ryan III, Chairman	Evansville, IN	Chairman and CEO of Old National Bancorp; previously CFO of Old National Bancorp
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer
Randall T. Shepard	Indianapolis, IN	Former Chief Justice of the Indiana Supreme Court, serving for 25 years
Rebecca S. Skillman, Lead Director	Bloomington, IN	Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator
Derrick J. Stewart	Indianapolis, IN	President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana
Katherine E. White	Ann Arbor, MI	A Brigadier General in the U.S. Army currently serving in the Michigan Army National Guard as the Deputy Commanding General of the 46th Military Police Command in Lansing, Michigan; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents
Linda E. White	Evansville, IN	Chief Administrative Officer of Deaconess Henderson Hospital and Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

OLD NATIONAL BANCORP 36

37 $ in millions, except per share data 1Q21 Net Income $86.8 Risk-Weighted Assets $15,524.6 Return on Risk-Weighted Assets 2.24% 1Q20 4Q20 1Q21 As Reported: Net Income $22.6 $74.1 $86.8 Earnings Per Share $0.13 $0.44 $0.52 Adjusted Net Income $42.1 $76.6 $86.4 Adjusted Earnings Per Diluted Share $0.25 $0.46 $0.52

38 $ in millions 1Q20 2Q20 3Q20 4Q20 1Q21 As Reported: Pre-Provision Net Revenue (PPNR) $45.9 $87.3 $93.5 $80.8 $90.6 Revenue Adjustments: Expense Adjustments: Adjusted Pre-Provision Net Revenue (PPNR) $77.4 $92.1 $94.6 $94.0 $91.3 Accretion Income as a % of Total Revenue 3.3% 2.8% 2.5% 2.4% 2.3% Accretion Income as a % of Adjusted Total Revenue 3.4% 2.8% 2.6% 2.4% 2.3%

39$ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue 1Q20 4Q20 1Q21 Adjusted Noninterest Expense Less Intangible Amortization $118.2 $125.5 $111.9 Adjusted Total Revenue (FTE) $199.4 $222.8 $206.3 Reported Efficiency Ratio 77.71% 62.37% 55.57% Adjusted Efficiency Ratio 59.31% 56.35% 54.25% Operating Leverage1 (basis points) Adjusted Operating Leverage2 (basis points)

40 $ in millions , except per share data 3Q20 4Q20 1Q21 Net Interest Margin (FTE) 3.03% 3.26% 2.94% 1Q20 2Q20 3Q20 4Q20 1Q21 Adjusted Noninterest Income $52.3 $58.1 $59.8 $58.2 $54.7 1Q20 4Q20 1Q21 Shareholders' Equity As Reported $2,823.4 $2,972.7 $2,979.4 Less: Goodwill and Intangible Assets (1,093.3) (1,083.0) (1,079.9) Tangible Common Shareholders' Equity $1,730.1 $1,889.7 $1,899.5 Total Assets $20,741.1 $22,960.6 $23,744.5 Less: Goodwill and Intangible Assets (1,093.3) (1,083.0) (1,079.9) Tangible Assets $19,647.8 $21,877.6 $22,664.6 Tangible Equity to Tangible Assets 8.81% 8.64% 8.38% Tangible Common Equity to Tangible Assets 8.81% 8.64% 8.38% 1Q20 4Q20 1Q21 Tangible Common Book Value $10.48 $11.43 $11.47

41 $ in millions 1Q21 18.88% Adjusted Return on Average Tangible Common Equity 18.79% 1Q21 $86.8 (1.5) 1.1 $86.4 $23,243.0 1.49% Adjusted Return on Average Assets 1.49%

Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Associated Banc-Corp	ASB
BancorpSouth Bank	BXS
Bank OZK	OZK
Cadence Bancorporation	CADE
Commerce Bancshares, Inc.	CBSH
F.N.B. Corporation	FNB
First Financial Bancorp.	FFBC
First Midwest Bancorp, Inc.	FMBI
Fulton Financial Corporation	FULT
Great Western Bancorp, Inc.	GWB
Hancock Whitney Corporation	HWC
TCF Financial Corporation	TCF
Trustmark Corporation	TRMK
UMB Financial Corporation	UMBF
Umpqua Holdings Corporation	UMPQ
United Bankshares, Inc	UBSI
Valley National Bancorp	VLY
Webster Financial Corporation	WBS
Western Alliance Bancorporation	WAL
Wintrust Financial Corporation	WTFC

OLD NATIONAL BANCORP 42

43 Additional information can be found on the Investor Relations web pages at Investor Inquiries: